Exhibit 99.1

Skillsoft Completes Acquisition of Codecademy

Immediately accretive to bookings, revenue growth, and gross margins

Creates worldwide community of more than 90 million learners

Significantly expands capabilities in high-growth Technology & Developer segment

BOSTON – April 5, 2022 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a global leader in corporate digital learning, today announced it has completed its acquisition of Codecademy, a leading online learning platform for technical skills.

The addition of Codecademy’s innovative and popular learning platform brings scalable, interactive courses and hands-on learning to Skillsoft’s existing offering and addresses deep user needs for modern technical skills in 14 coding languages as well as cloud, cybersecurity, and data science.

The acquisition creates substantial cross-selling opportunities and is expected to be immediately accretive to Skillsoft’s bookings and revenue growth and gross margins. The Company expects to begin offering enterprise customers an integrated solution in the coming weeks.

“This is an exciting day for Skillsoft as we take another significant step to advance our growth strategy with the addition of one of the foremost learning platforms for Tech & Dev skills,” said Jeffrey Tarr, CEO of Skillsoft. “We are delighted to welcome Codecademy’s founder and CEO Zach Sims to Skillsoft’s executive leadership team and our new Codecademy colleagues to Skillsoft. Our two strong teams together position us to fuel continuous growth for employees and their companies through learning experiences that are deeply absorbing and deliver exponential returns on time and effort while helping organizations address critical technical skills gaps.”

“Codecademy is embarking on our next chapter as a part of Skillsoft, and we see a bright future ahead with greater resources and new growth opportunities,” said Mr. Sims. “We are excited to bring interactive technical learning to thousands of companies and their employees worldwide, as well as expand our product and content offerings to better serve Codecademy learners throughout their careers in technology. By joining forces with Skillsoft, we are in an even stronger position to advance our collective mission and empower today’s workforce – including both individuals and organizations – with the skills for tomorrow.”

Barclays served as the exclusive financial advisor to Skillsoft, Citigroup served as capital markets advisor and Weil, Gotshal & Manges LLP served as legal counsel to Skillsoft.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in corporate digital learning, focused on transforming today’s workforce for tomorrow’s economy. The company provides enterprise learning solutions designed to prepare organizations for the future of work, overcome critical skill gaps, drive demonstrable behavior change, and unlock the potential in their people. Skillsoft offers a comprehensive suite of premium, original, and authorized partner content, including one of the broadest and deepest libraries of leadership & business skills, technology & developer, and compliance curricula. With access to a broad spectrum of learning options (including video, audio, books, bootcamps, live events, and practice labs), organizations can meaningfully increase learner engagement and retention. Skillsoft’s offerings are delivered through Percipio®, its award-winning, AI-driven, immersive learning platform purpose built to make learning easier, more accessible, and more effective. Learn more at www.skillsoft.com.

Forward-Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations and anticipated transaction benefits, including the anticipated impact on bookings, revenue growth and gross margins. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” “goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	our ability to realize the benefits expected from the business combination between Skillsoft, Churchill Capital Corp. II, and Global Knowledge, and other recent transactions, including our acquisitions of Pluma and Codecademy;
•	the impact of U.S. and worldwide economic trends, financial market conditions, geopolitical events, natural disasters, climate change, public health crises, the ongoing COVID-19 pandemic (including any variant), political crises, or other catastrophic events on our business, liquidity, financial condition and results of operations;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	our reliance on third parties to provide us with learning content, subject matter expertise, and content productions and the impact on our business if our relationships with these third parties are terminated;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate, and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial, and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business;
•	a failure to achieve and maintain effective internal control over financial reporting;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;
•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to effectively and timely incorporate the acquired business into our business operations;
•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses;
•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and
•	uncertainty as to the effects of the completion of the transaction on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment No. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

Investors

Eric Boyer

Senior Vice President, Investor Relations

eric.boyer@skillsoft.com

Media

Nancy Coleman

Senior Vice President, Corporate Communications

nancy.coleman@skillsoft.com